UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2026 (March 24, 2026)

CHARLTON ARIA ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42386	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

221 W 9 th St #848

Wilmington , DE 19801

(Address of principal executive offices)

909-214-2482

( Registrant’s telephone number, including area code)

Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Class A ordinary share, $0.0001 par value, and one Right to acquire one-eighth of one Class A ordinary share	CHARU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CHAR	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-eighth of one Class A ordinary share	CHARR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers

Departure of Chief Financial Officer

On March 24, 2026, Ms. Yuanmei Ma, the Chief Financial Officer and a director of Charlton Aria Acquisition Corporation (the “Company”) notified the board of directors (the “Board”) of the Company, that she has decided to resign both positions she held at the Company, effective immediately. Ms. Ma’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of Chief Executive Officer and Chief Financial Officer

On March 26, 2026, the Board approved the appointment of Mr. Jung Min Lee as the new Chief Executive Officer and a director of the Company, effective immediately. The Board also approved appointment of Mr. Jung Min Lee as the acting Chief Financial Officer of the Company until a new full time Chief Financial Officer is appointed.

Mr. Jung Min Lee has served as our Chief Executive Officer and a director since March 2026. Mr. Lee currently serves as Vice President at Valley Point Limited, an international financial services firm incorporated in the British Virgin Islands, since July 2024, where he focuses on investment consulting, regulatory analysis, and strategic partnership development, advising U.S. corporations on market entry strategies, regulatory frameworks, and cross-border investment opportunities across Asia. From March 2011 to July 2023, he served as Vice President at MiLinks LLC, a trade and investment strategy consulting firm he co-founded, where he focused on cross-border business development and foreign direct investment advisory. From July 2007 to March 2009, Mr. Lee served as an International Financial Advisor at Merrill Lynch in Washington, D.C., where he advised private capital groups on portfolio strategies across equities, mutual funds, alternative investments, and structured products. From July 1999 to March 2003, Mr. Lee served as a Manager in the Information and Technologies Division at LG Electronics in Seoul. Mr. Lee holds an M.S. in Finance from Johns Hopkins University and a B.A. from Hankuk University of Foreign Studies.

Mr. Lee does not hold any other positions with us and is not related to any of our directors or officers.  Further, Mr. Lee is not a related person, promoter, or control person as defined in Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charlton Aria Acquisition Corporation

/s/ Jung Min Lee
	Name:	Jung Min Lee
	Title:	Chief Executive Officer

Date: March 27, 2026

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